FEBRUARY 1, 2004


Prospectus


TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
RETAIL CLASS

Large-Cap Value Fund

Mid-Cap Growth Fund

Mid-Cap Value Fund

Small-Cap Equity Fund

Real Estate Securities Fund

Inflation-Linked Bond Fund

[TIAA-CREF LOGO]


The TIAA-CREF Institutional Mutual Funds includes twenty-three investment portfolios, or "Funds," and currently offers three classes of shares: Retirement Class, Institutional Class and Retail Class shares. This prospectus describes the Retail Class shares offered by six Funds.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

SUMMARY INFORMATION .........................................................  4
   OVERVIEW OF THE FUNDS ....................................................  4
   GENERAL INFORMATION ABOUT THE FUNDS ......................................  4
   THE EQUITY FUNDS .........................................................  5
     Risks of Investing in the Equity Funds .................................  5
   ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R) .....  6
     Dual Investment Management Strategy(R) .................................  6
     Large-Cap Value Fund ...................................................  7
     Mid-Cap Growth Fund ....................................................  8
     Mid-Cap Value Fund .....................................................  9
   ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY ........... 10
     Quantitative Management Strategy ....................................... 10
     Small-Cap Equity Fund .................................................. 10
   REAL ESTATE SECURITIES FUND .............................................. 11
   INFLATION-LINKED BOND FUND ............................................... 13
   PAST PERFORMANCE ......................................................... 15
   FEES AND EXPENSES ........................................................ 19
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ................................. 21
   INVESTMENT MANAGEMENT STYLES ............................................. 21
   MORE ABOUT BENCHMARK AND OTHER INDICES ................................... 21
   ADDITIONAL INVESTMENT STRATEGIES ......................................... 23
     Equity Funds ........................................................... 23
     The Real Estate Securities Fund ........................................ 24
     The Inflation-Linked Bond Fund ......................................... 24
     Portfolio Turnover ..................................................... 24
SHARE CLASSES ............................................................... 25
MANAGEMENT OF THE FUNDS ..................................................... 25
     The Funds' Investment Adviser .......................................... 25
   OTHER SERVICES ........................................................... 26
CALCULATING SHARE PRICE ..................................................... 26
DIVIDENDS AND DISTRIBUTIONS ................................................. 27
TAXES ....................................................................... 28


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YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES .......................... 30
      Types Of Accounts ..................................................... 30
      How To Open An Account And Make Subsequent Investments ................ 30
      Points To Remember For All Purchases .................................. 32
      How To Redeem Shares .................................................. 33
      How To Exchange Shares ................................................ 34
      Other Investor Information ............................................ 36
GLOSSARY .................................................................... 38
FINANCIAL HIGHLIGHTS ........................................................ 39



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SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

The six Funds offered by this prospectus of the TIAA-CREF Institutional Mutual Funds are divided into three general types:

o Four Equity Funds that invest primarily in equity securities. The Equity Funds consist of two subcategories of Equity Funds reflecting different investment management techniques. They are:

     o ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY:

          Large-Cap Value Fund
          Mid-Cap Growth Fund
          Mid-Cap Value Fund

     o ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:

          Small-Cap Equity Fund

o The REAL ESTATE SECURITIES FUND, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

o The INFLATION-LINKED BOND FUND that primarily invests primarily in fixed-income securities. The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

GENERAL INFORMATION ABOUT THE FUNDS

TIAA-CREF Institutional Mutual Funds offers twenty-three Funds. This prospectus describes six TIAA-CREF Institutional Mutual Funds which offer Retail Class Shares. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the "Board of Trustees") without shareholder approval. Certain investment restrictions described in the Statement of Additional Information ("SAI") are fundamental and may only be changed with shareholder approval.

The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each Fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.


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Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

THE EQUITY FUNDS

TIAA-CREF Institutional Mutual Funds includes four Funds that invest primarily in equity securities. There are four subcategories of Equity Funds: Active Equity Funds using the Dual Investment Management Strategy and Active Equity Funds using the Quantitative Management Strategy.

RISKS OF INVESTING IN THE EQUITY FUNDS

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may increase or decrease.

An investment in an Equity Fund will be subject to the following principal investment risks described below:

o MARKET RISK-- The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

o COMPANY RISK (often called FINANCIAL RISK)-- The risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time.

The Funds that make foreign investments are subject to:

o FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, orsecurities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage com-



                        Institutional Mutual Funds o Retail Class PROSPECTUS [5]
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  missions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

o STYLE RISK--Funds that use either a GROWTH INVESTING or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. STYLE RISK, therefore, is the risk that a Fund's GROWTH INVESTING or VALUE INVESTING style falls out of favor with investors for a period of time.

o RISKS OF GROWTH INVESTING--Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

In addition to the principal investment risks set forth above, special risks associated with a particular Active Equity Fund using the Dual Investment Management Strategy(R) are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)

DUAL INVESTMENT MANAGEMENT STRATEGY(R)

The Dual Investment Management Strategy(R) seeks to achieve higher returns over each Fund's benchmark index, while attempting tO maintain a risk profile for each Fund similar to its benchmark index.

Each Fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each Fund's benchmark.


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The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining active management anD quantitative methods to select securities.

o Certain team members focus on active stock selection within the Fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio that incorporates recommendations of the active team managers, staying within the Fund's guidelines for relative risk versus the benchmark. The quantitative team managers may also attempt to outperform the benchmark indices by over- or under-weighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy(R), we have the flexibility to allocate between active and quantitative management, baseD upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Large-Cap Value, Mid-Cap Growth and Mid-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(R).

LARGE-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets iN equity securities of large domestic companies, as defined by the Fund's benchmark index (the Russell 1000(R) Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

o analyses of historical valuations of the same security;

o valuations of comparable securities in the same sector or the overall market;

o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

o free cash flow generated by the company.

The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The


                        Institutional Mutual Funds o Retail Class PROSPECTUS [7]
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quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets iN equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Growth Index), that present the opportunity for growth.

The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and those that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overalL financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. The Fund also is subject to substantial style risk, in that growth


[8] PROSPECTUS Institutional Mutual Funds o Retail Class
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investing may fall out of favor with investors, as well as the special risks of growth investing. In addition, stocks of medium-sized companies entail greater risk and are usually more volatile than the shares of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets iN equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

o analyses of historical valuations of the same security;

o valuations of comparable securities in the same sector or the overall market;

o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

o free cash flow generated by the company.

We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth.

The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Equity securities that we believe undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and


                        Institutional Mutual Funds o Retail Class PROSPECTUS [9]
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are usually more volatile than those of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund's benchmark index.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY
QUANTITATIVE MANAGEMENT STRATEGY

TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(R) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the Fund invests. These models typically weight many different variables, including:

o the valuation of the individual stock versus the market or its peers;

o future earnings and sustainable growth prospects; and

o the price and volume trends of the stock

The score, combined with additional inputs listed below, is used to form the portfolio.

o weightings of the stock, and its corresponding sector, in the benchmark;

o correlations between the performance of the stocks in the universe; and

o trading costs

Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the Fund's stated benchmark index, while also managing the relative risk of the Fund versus its benchmark.

SMALL-CAP EQUITY FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The Fund seeks to add incremental return over its stated benchmark, the Russell 2000(R) Index, while also managing the relative risk oF the Fund versus its benchmark.


[10] PROSPECTUS Institutional Mutual Funds o Retail Class
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SPECIAL INVESTMENT RISKS: The Fund is subject to market risk and very substantial company risk. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Wilshire Real Estate Securities Index.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [11]
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SPECIAL INVESTMENT RISKS: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under "Risks of Investing in Equity Funds" above and "Risks of Investing in Fixed-Income Funds" below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.


[12] PROSPECTUS Institutional Mutual Funds o Retail Class
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WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

INFLATION-LINKED BOND FUND

RISKS OF INVESTING IN THE INFLATION-LINKED BOND FUND

An investment in the Inflation-Linked Bond Fund will be subject to the following principal investment risks described below:

o INCOME VOLATILITY--INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of INCOME VOLATILITY is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

o CREDIT RISK (a type of COMPANY RISK)--The risk that a decline in a company's financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

o INTEREST RATE RISK (a type of MARKET RISK)--The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security's yield.

o PREPAYMENT RISK AND EXTENSION RISK--PREPAYMENT RISK AND EXTENSION RISK are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (PREPAYMENT RISK) or lengthen (EXTENSION RISK). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

In addition to the principal investment risks set forth above, special risks associated with the Inflation-Linked Bond Fund are discussed in the following Fund summary. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.


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INFLATION-LINKED BOND FUND

INVESTMENT OBJECTIVE: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in inflation-indexed bonds--fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities ("TIIS"). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (I.E., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers ("CPI-U"). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be "stripped" or sold separately. The Fund can buy or sell either component.

The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund's investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation Notes Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2003, the duration of the Lehman Brothers U.S. Treasury Inflation Notes Index was 9.03 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund will invest in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated


[14] PROSPECTUS Institutional Mutual Funds o Retail Class below investment grade. The benchmark index for the Fund is the Lehman Brothers U.S. Treasury Inflation Notes Index.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in "Taxes." As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest "real" rate of return (I.E., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a "value preservation" option.

PAST PERFORMANCE

The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of the Retail Class of each Fund, before taxes, in each full calendar year since inception of the particular class of the Fund. Below each chart we note the best and worst returns for a calendar quarter since inception of the particular class of the Fund. The performance table following the charts shows each Fund's returns (before and after taxes, where applicable) over the 2003 calendar year and since inception of the particular class of the Fund, and how those returns compare to those of broad-based securities market indexes. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [15]

AVERAGE ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS

LARGE-CAP VALUE FUND

        [The table below represents a bar chart in the printed report.]

                                      2003

                                     33.31%

Best quarter: 18.42%, for the quarter ended June 30, 2003. Worst quarter:
-5.63%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.15%.


MID-CAP GROWTH FUND

        [The table below represents a bar chart in the printed report.]

                                      2003

                                     45.80%

Best quarter: 18.34%, for the quarter ended June 30, 2003. Worst quarter: 1.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.00%.


MID-CAP VALUE FUND

        [The table below represents a bar chart in the printed report.]

                                      2003

                                     42.07%

Best quarter: 18.58%, for the quarter ended June 30, 2003. Worst quarter:
-3.88%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.31%.


SMALL-CAP EQUITY FUND

        [The table below represents a bar chart in the printed report.]

                                      2003

                                     47.15%

Best quarter: 23.49%, for the quarter ended June 30, 2003. Worst quarter:
-4.37%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.56%.


[16] PROSPECTUS Institutional Mutual Funds o Retail Class

REAL ESTATE SECURITIES FUND

        [The table below represents a bar chart in the printed report.]

                                      2003

                                     42.35%

Best quarter: 15.16%, for the quarter ended June 30, 2003. Worst quarter: 1.85%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.96%.


INFLATION-LINKED BOND FUND

        [The table below represents a bar chart in the printed report.]

                                      2003

                                     7.65%

Best quarter: 3.55%, for the quarter ended June 30, 2003. Worst quarter: -0.12%, for the quarter ended September 30, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 1.57%.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [17]

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES
(BEFORE AND AFTER TAXES)

                                                  ONE YEAR                SINCE
                                       (JANUARY 1, 2003 TO         INCEPTION TO
                                        DECEMBER 31, 2003)    DECEMBER 31, 2003
--------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
INCEPTION DATE: OCTOBER 1, 2002
Return Before Taxes                                 33.31%               35.02%
Return After Taxes on Distributions                 31.17%               33.05%
Return After Taxes on Distributions
  and Sale of Fund Shares                           22.05%               28.90%
Russell 1000 Value Index                            30.03%               32.33%

MID-CAP GROWTH FUND
INCEPTION DATE: OCTOBER 1, 2002
Return Before Taxes                                 45.80%               45.04%
Return After Taxes on Distributions                 42.25%               43.80%
Return After Taxes on Distributions
  and Sale of Fund Shares                           29.95%               37.88%
Russell Midcap Growth Index                         42.71%               42.48%

MID-CAP VALUE FUND
INCEPTION DATE: OCTOBER 1, 2002
Return Before Taxes                                 42.07%               41.94%
Return After Taxes on Distributions                 40.11%               40.13%
Return After Taxes on Distributions
  and Sale of Fund Shares                           27.64%               34.90%
Russell Midcap Value Index                          38.07%               36.64%

SMALL-CAP EQUITY FUND
INCEPTION DATE: OCTOBER 1, 2002
Return Before Taxes                                 47.15%               43.24%
Return After Taxes on Distributions                 43.85%               40.50%
Return After Taxes on Distributions
  and Sale of Fund Shares                           31.11%               35.54%
Russell 2000 Index                                  47.25%               42.88%

REAL ESTATE SECURITIES FUND
INCEPTION DATE: OCTOBER 1, 2002
Return Before Taxes                                 42.35%               34.53%
Return After Taxes on Distributions                 35.34%               28.82%
Return After Taxes on Distributions
  and Sale of Fund Shares                           27.35%               26.09%
Wilshire Real Estate Securities Index               37.08%               29.86%



[18] PROSPECTUS Institutional Mutual Funds o Retail Class

                                                  ONE YEAR                SINCE
                                       (JANUARY 1, 2003 TO         INCEPTION TO
                                        DECEMBER 31, 2003)    DECEMBER 31, 2003
--------------------------------------------------------------------------------
INFLATION-LINKED BOND FUND
INCEPTION DATE: OCTOBER 1, 2002
Return Before Taxes                                  7.65%                6.58%
Return After Taxes on Distributions                  6.01%                4.96%
Return After Taxes on Distributions
  and Sale of Fund Shares                            5.00%                4.66%
Lehman Brothers U.S. Treasury
  Inflation Notes Index                              8.40%                7.11%
Salomon Smith Barney Inflation-Linked
  Securities Index                                   8.26%                7.10%
.................................................................................

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

The benchmark indices reflect no deductions for fees, expenses or taxes.

On October 1, 2003, the Inflation-Linked Bond Fund's benchmark was changed to the Lehman Brothers U.S. Treasury Inflation Notes Index. Prior to that date, the benchmark index was the Salomon Smith Barney Inflation-Linked Securities Index. Although these indices have the same composition, the change was designed to align the pricing source for the fund's portfolio with that of its benchmark, thereby achieving a more accurate and standardized performance comparison.

FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold Retail Class shares of the Funds:

SHAREHOLDER FEES (DEDUCTED DIRECTLY                                   RETAIL
FROM GROSS AMOUNT OF TRANSACTION)                                      CLASS
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (percentage of offering price)                                         0%
Maximum Deferred Sales Charge                                            0%
Maximum Sales Charge Imposed on Reinvested Dividends
  and Other Distributions                                                0%
Redemption Fee                                                           0%
Exchange Fee                                                             0%
Maximum Annual Account Fee                                          See footnote
.................................................................................

A $25 low-balance fee was proposed to be assessed annually on account balances below $1,500. We have delayed introduction of this fee and our low balance fee policy is being reassessed. We will notify you in advance of the policy to be implemented. (See page 36).


                       Institutional Mutual Funds o Retail Class PROSPECTUS [19]

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                            TOTAL ANNUAL              NET ANNUAL
                                     OTHER          FUND    EXPENSE         FUND
                        MANAGEMENT     EX-     OPERATING      REIM-    OPERATING
                              FEES  PENSES(1)   EXPENSES  BURSEMENT(2)  EXPENSES
--------------------------------------------------------------------------------
Large-Cap Value Fund         0.08%   0.43%         0.51%      0.01%        0.44%
Mid-Cap Growth Fund          0.08%   0.61%         0.69%      0.25%        0.44%
Mid-Cap Value Fund           0.08%   0.54%         0.62%      0.18%        0.44%
Small-Cap Equity Fund        0.08%   0.70%         0.78%      0.48%        0.30%
Real Estate Securities Fund  0.09%   0.38%         0.47%      0.02%        0.45%
Inflation-Linked Bond Fund   0.09%   0.22%         0.31%      0.01%        0.30%
.................................................................................

(1) The figures shown for Other Expenses (which do not include investment management fees) are based on actual operating expenses as of September 30, 2003.

(2) To limit the Funds' expenses during its initial period of operations, Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management fees) that would cause the net annual fund operating expenses to exceed the percentages listed in the last column above.

EXAMPLE

The following example is intended to help you compare the cost of investing in Retail Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund's operating expenses remain the same, and that there is no expense reimbursement agreement in place after February 1, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Large-Cap Value Fund                     $45        $156       $278        $634
Mid-Cap Growth Fund                      $45        $196       $359        $835
Mid-Cap Value Fund                       $45        $180       $328        $757
Small-Cap Equity Fund                    $31        $201       $386        $921
Real Estate Securities Fund              $46        $149       $261        $590
Inflation-Linked Bond Fund               $31         $99       $173        $392
.................................................................................


[20] PROSPECTUS Institutional Mutual Funds o Retail Class

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

o Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

o Can be acquired for less than what one believes is the issuer's potential value; and

o Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARK AND OTHER INDICES

The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

RUSSELL 1000 VALUE INDEX

This is the benchmark for the LARGE-CAP VALUE FUND. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including


                       Institutional Mutual Funds o Retail Class PROSPECTUS [21] sectors such as financial services and energy. As of December 31, 2003, the market capitalization of companies in the Russell 1000 Value Index ranged from $690 million to $273.9 billion, with a mean market capitalization of $10.3 billion and a median market capitalization of $3.8 billion.

RUSSELL MIDCAP GROWTH INDEX

This is the benchmark for the MID-CAP GROWTH FUND. The Russell Midcap Growth Index is a subset of the Russell Mid-Cap Index which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2003, the market capitalization of companies in the Russell Midcap Growth Index ranged from $690 million to $17 billion, with a mean market capitalization of $4.1 billion and a median market capitalization of $3.2 billion.

RUSSELL MIDCAP VALUE INDEX

This is the benchmark for the MID-CAP VALUE FUND. The Russell Midcap Value Index is a subset of the Russell Midcap Index which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2003, the market capitalization of companies in the Russell Midcap Value Index ranged from $690 million to $13.9 billion, with a mean market capitalization of $4.0 billion and a median market capitalization of $3.1 billion.

RUSSELL 2000 INDEX

This is the benchmark for the SMALL-CAP EQUITY FUND. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from $40 million to $2.0 billion, with a mean market capitalization of $580 million and a median market capitalization of $470 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

WILSHIRE REAL ESTATE SECURITIES INDEX

This is the benchmark for the REAL ESTATE SECURITIES FUND. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and opera-


[22] PROSPECTUS Institutional Mutual Funds o Retail Class tors of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million.

LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX

This is the benchmark for the INFLATION-LINKED BOND FUND. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index ("CPI"). To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation Notes Index, the securities must have a minimum maturity of one year and a minimum amount outstanding of $1 billion.

ADDITIONAL INVESTMENT STRATEGIES

EQUITY FUNDS

The Equity Funds may invest in short-term debt securities of the following type:

     (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

     (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

     (3) Securities issued by or whose principal and interest are guaranteed by the U.S. Government or one of its agencies or instrumentalities;

     (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

     (5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

     (6) Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

     (7)  Asset-backed securities issued by domestic corporations or trusts;

     (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities;


                       Institutional Mutual Funds o Retail Class PROSPECTUS [23]

     (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking; and

other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund's investment objective and restrictions.

THE REAL ESTATE SECURITIES FUND

The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above under "Additional Investment Strategies--Equity Funds" as well as the investment strategies used by the Inflation-Linked Bond Fund that are described below under "Additional Investment Strategies--The Inflation-Linked Bond Fund."

THE INFLATION-LINKED BOND FUND

The Inflation-Linked Bond Fund may make certain other investments, but not as principal strategies. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, the Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund's investment objective and restrictions.

PORTFOLIO TURNOVER

A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher "portfolio turnover rate." A high portfolio turnover rate generally will result in (1)


[24] PROSPECTUS Institutional Mutual Funds o Retail Class greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Funds will have higher portfolio turnover rates than the Index Funds. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

SHARE CLASSES

TIAA-CREF Institutional Mutual Funds offer three share classes for investors, and a Fund may not offer all classes of shares. The Funds' share classes have different fees and expenses, and, as a result, each Fund's share classes will have different share prices and different investment performance. Your money will be invested the same way no matter which class of shares you buy. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or wish assistance.

MANAGEMENT OF THE FUNDS

THE FUNDS' INVESTMENT ADVISER

Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2003, Advisors and Investment Management together had $156 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [25]

Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee for the investment management services it provides to each of the Funds. The annual investment management fees with respect to each Fund are as follows:

                                                              ANNUAL FEE (AS A
                                                     PERCENTAGE OF THE AVERAGE
                                                 DAILY NET ASSETS OF THE FUND)

--------------------------------------------------------------------------------
Large-Cap Value Fund                                                     0.08%
Mid-Cap Growth Fund                                                      0.08%
Mid-Cap Value Fund                                                       0.08%
Small-Cap Equity Fund                                                    0.08%
Real Estate Securities Fund                                              0.09%
Inflation-Linked Bond Fund                                               0.09%
.................................................................................

Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments.


OTHER SERVICES

TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Funds, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. The Funds' compensation to Advisors for these services is reflected as an administrative expense of the Funds. Services that are provided to a particular class of shares are borne only by that class. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.

CALCULATING SHARE PRICE

We determine the net asset value ("NAV") per share, or share price, of a Fund on each day the New York Stock Exchange is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on all U.S. national exchanges (generally, 4:00 p.m. Eastern Time) where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the NYSE is closed. This remains the case for Funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We compute a Fund's NAV by dividing the value of the Fund's assets, less its liabilities, by the number of outstanding shares of that Fund.

We usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on


[26] PROSPECTUS Institutional Mutual Funds o Retail Class the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's NAV is calculated.

Money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

FUND                                                              DIVIDEND PAID
--------------------------------------------------------------------------------
Large-Cap Value Fund                                                   Annually
Mid-Cap Growth Fund                                                    Annually
Mid-Cap Value Fund                                                     Annually
Small-Cap Equity Fund                                                  Annually
Real Estate Securities Fund                                           Quarterly
Inflation-Linked Bond Fund                                            Quarterly
.................................................................................

We intend to pay net capital gains from Funds that have them once a year.

Holders of Retail Class shares can elect from among the following distribution options:

     1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your distribution option.

     2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

     3. INCOME-EARNED OPTION. We'll automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

     4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

     5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That


                       Institutional Mutual Funds o Retail Class PROSPECTUS [27] means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of "Buying a dividend" below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

As with any investment, you should consider how your investment in any Fund will be taxed.

TAXES ON DIVIDENDS AND DISTRIBUTIONS. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service ("IRS") a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15 percent to individual investors (or at 5 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute "qualified dividend income" that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual's shares in a Fund may apply to prevent the individual from treating any portion of a dividend as "qualified dividend income." Additional information about this can be found in the SAI.

TAXES ON TRANSACTIONS. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.


[28] PROSPECTUS Institutional Mutual Funds o Retail Class

BACKUP WITHHOLDING. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 29 percent of all the taxable distributions and redemption proceeds paid from your account during 2003. We are also required to begin backup withholding if instructed by the IRS to do so.

"BUYING A DIVIDEND." If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund's distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

OTHER RESTRICTIONS. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CERTAIN INSTITUTIONAL INVESTORS. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

SPECIAL CONSIDERATIONS FOR INFLATION-LINKED BOND FUND SHAREHOLDERS. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [29]

YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

TYPES OF ACCOUNTS

Retail Class shares of the TIAA-CREF Institutional Mutual Funds are available for purchase in the following types of accounts:

o Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see page 37 for more details).

o Trust accounts (other than foreign trust accounts).

o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

o Coverdell Education Savings Accounts ("Coverdell" accounts, formerly Education
  IRAs). This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

o Corporate and institutional accounts.

We will only accept accounts with a U.S. address of record. We will not accept a post office box as the address of record for accounts. We will not accept accounts with a foreign address of record.

For more information about opening an IRA or corporate or institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

The minimum initial investment is $2,500 per Fund for all accounts, including custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund.

Subsequent investments per Fund for all account types is at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier's checks, cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts.

We consider all requests for purchases, checks and other forms of payments to be received when they are received in "good order". (See page 36.) We will not accept third party checks. (We consider any check not made payable directly to TIAA-CREF Institutional Mutual Funds-Retail Class


[30] PROSPECTUS Institutional Mutual Funds o Retail Class as a third party check). We cannot accept checks made out to you or other parties and signed over to us.

TO OPEN AN ACCOUNT ON-LINE: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA and Roth IRA account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

TO OPEN AN ACCOUNT BY MAIL: Send your check, made payable to TIAA-CREF Institutional Mutual Funds-Retail Class, and application to:

First Class Mail:   The TIAA-CREF Institutional Mutual Funds-Retail Class
                    c/o Boston Financial
                    Data Services
                    P.O. Box 8009
                    Boston, MA 02266-8009

Overnight Mail:     The TIAA-CREF Institutional Mutual Funds-Retail Class
                    c/o Boston Financial
                    Data Services
                    66 Brooks Drive
                    Braintree, MA 02184-3839

TO OPEN AN ACCOUNT BY WIRE: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

                    State Street Bank
                    ABA Number 011000028
                    DDA Number 99052771

Specify on the wire:

o The TIAA-CREF Institutional Mutual Funds-Retail Class

o Account registration (names of registered owners), address and social security number(s) or taxpayer identification number

o Indicate if this is for a new or existing account (provide Fund account number if existing)

o The Fund(s) in which you want to invest, and amount per Fund to be invested You can purchase additional shares in any of the following ways:

BY MAIL: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, and the Fund(s) you want to invest in and the amount to be invested in each Fund(s).


                       Institutional Mutual Funds o Retail Class PROSPECTUS [31]

BY AUTOMATIC INVESTMENT PLAN (AIP): You can make subsequent investments automatically by electing this service on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank.

To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be for at least $50 per Fund.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

BY TELEPHONE: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the TIAA-CREF Institutional Mutual Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.

All shareholders automatically have the right to buy shares by telephone. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

OVER THE INTERNET: With TIAA-CREF's Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF's Web Center can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

Before you can use TIAA-CREF's Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF's Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF's Web Center are recorded electronically. Once made, your transactions cannot be modified or cancelled.

BY WIRE: To buy additional shares by wire, follow the instructions above for opening an account by wire (you do not have to send us an application again).

POINTS TO REMEMBER FOR ALL PURCHASES

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.


[32] PROSPECTUS Institutional Mutual Funds o Retail Class

o Your ability to purchase shares may be restricted due to limitations on exchanges. See "Points to Remember When Exchanging" below.

o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

o Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO REDEEM SHARES

You can redeem (sell) your Retail Class shares at any time. Redemptions must be for at least $250 or the balance of your investment in a Fund, if less.

Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page 36). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a signature guarantee for each account holder (see page 37). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below. We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

YOU CAN REDEEM SHARES IN ANY OF THE FOLLOWING WAYS:

BY MAIL: Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number,


                       Institutional Mutual Funds o Retail Class PROSPECTUS [33] transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

BY TELEPHONE: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account. Telephone redemptions are not available for IRA accounts.

BY SYSTEMATIC REDEMPTION PLAN: You can elect this feature only from Funds with balances of at least $5,000. We'll automatically redeem shares in a particular Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which Fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN REDEEMING:

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee of all owners exactly as registered on the account.

o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

HOW TO EXCHANGE SHARES

Investors holding Retail Class shares of a Fund are accorded certain exchange privileges involving their Retail Class shares of a Fund. For purposes of making an exchange involving Retail Class shares, an "exchange" means:

o a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase


[34] PROSPECTUS Institutional Mutual Funds o Retail Class

  Retail Class shares of another Fund;

o a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase shares of a mutual fund of TIAA-CREF Mutual Funds; and

o a sale (redemption) of shares of a mutual fund of TIAA-CREF Mutual Funds and the use of the proceeds to purchase of Retail Class shares of a Fund.

In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below. The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An exchange to a new Fund must meet the account minimums as stated by account type above (I.E., $2,500 per Fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA or Coverdell accounts is $2,000 per Fund).

Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and social security number or taxpayer identification number.

YOU CAN MAKE EXCHANGES IN ANY OF THE FOLLOWING WAYS:

BY MAIL: Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the Funds and accounts you want to exchange between.

BY TELEPHONE: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

OVER THE INTERNET: You can exchange shares using TIAA-CREF's Web Center, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

BY SYSTEMATIC EXCHANGE: You can elect this feature only if the balance of the Fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified Fund and purchase shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund must meet the account minimums as stated by account type above (I.E., $2,500 per Fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA or Coverdell accounts is $2,000 per Fund).

If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [35]

POINTS TO REMEMBER WHEN EXCHANGING:

o Make sure you understand the investment objective of the Fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

o We reserve the right to suspend the exchange privileges if you have made more than 12 exchanges within a 12-month period for any Fund. We count each purchase or sale order as one exchange. For example, an exchange out of one Fund and purchase of another Fund would count as one exchange for each Fund.

o We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

o An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION

GOOD ORDER. Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, BFDS. Good order means that your application is properly completed or your transaction request includes your Fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after BFDS receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the NYSE closes (usually 4:00 p.m. Eastern Time), your price will be the NAV per share for that day. If it's after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.

LOW BALANCE FEE. We are currently reassessing our policy concerning low balance accounts and are considering imposing a fee on smaller accounts. We will notify you in advance of any policy we intend to implement.

MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller Accounts, we reserve the right to redeem shares in any Account if the value of that Account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your Account value up to at least the specified minimum before the redemption is processed.


[36] PROSPECTUS Institutional Mutual Funds o Retail Class

TAXPAYER IDENTIFICATION NUMBER. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior underreporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

CHANGING YOUR ADDRESS. To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

SIGNATURE GUARANTEE. For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the Unites States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

TRANSFERRING SHARES. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

TRANSFER ON DEATH. If you live in certain states, you can designate one or more persons ("beneficiaries") to whom your TIAA-CREF Institutional Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death ("TOD") registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.

TELEPHONE AND TIAA-CREF WEB CENTER TRANSACTIONS. The Funds aren't liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF's Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [37]

ADVICE ABOUT YOUR ACCOUNT. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

ELECTRONIC PROSPECTUSES. If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

GLOSSARY

CODE: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

DURATION: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security's duration.

EQUITY SECURITIES: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FIXED-INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (I.E., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

FOREIGN INVESTMENTS: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

FOREIGN ISSUERS: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U.S. GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

INVESTMENT GRADE: A fixed-income security is Investment Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization ("NRSRO") or unrated securities that the investment adviser determines are of comparable quality.


[38] PROSPECTUS Institutional Mutual Funds o Retail Class

FINANCIAL HIGHLIGHTS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The Financial Highlights table is intended to help you understand the Funds' financial performance since they began operations through the period ended September 30, 2003. Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Institutional Mutual Funds' Annual Report. It is available without charge upon request.


                       Institutional Mutual Funds o Retail Class PROSPECTUS [39]

                                             -----------------------------------
                                                         RETIREMENT CLASS
                                             ----------------------------------
                                                                FOR THE PERIOD
                                                             SEPTEMBER 4, 2002
                                                   FOR THE       (COMMENCEMENT
                                                YEAR ENDED      OF OPERATIONS)
                                             SEPTEMBER 30,    TO SEPTEMBER 30,
                                                       2003           2002 (a)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                 $9.16             $10.00
.................................................................................
Gain (loss) from investment operations:
  Net investment income (b)                           0.21               0.01
  Net realized and unrealized gain (loss)
    on total investments                              2.24              (0.85)
.................................................................................
Total gain (loss) from investment operations          2.45              (0.84)
.................................................................................
Less distributions from:
  Net investment income                              (0.06)
  Net realized gains                                    --                 --
.................................................................................
Total distributions                                  (0.06)                --
.................................................................................
Net asset value, end of period                      $11.55              $9.16
.................................................................................
TOTAL RETURN                                         26.94%             (8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)          $9,943                $92
Ratio of expenses to average net assets
  before expense waiver and reimbursement             0.54%              0.03%
Ratio of expenses to average net assets
  after expense waiver and reimbursement              0.47%              0.03%
Ratio of net investment income to average
  net assets                                          1.89%              0.09%
Portfolio turnover rate                             184.99%             25.09%
.................................................................................

(a)  The percentages shown for this period are not annualized.

(b)  Based on average shares outstanding.


[40] PROSPECTUS Institutional Mutual Funds o Retail Class

            LARGE-CAP VALUE FUND
------------------------------------------------------------------------------
            INSTITUTIONAL CLASS                    RETAIL CLASS
   ---------------------------------    --------------------------------------
                      FOR THE PERIOD                         FOR THE PERIOD
                   SEPTEMBER 4, 2002                      SEPTEMBER 4, 2002
         FOR THE       (COMMENCEMENT          FOR THE         (COMMENCEMENT
      YEAR ENDED      OF OPERATIONS)       YEAR ENDED        OF OPERATIONS)
   SEPTEMBER 30,    TO SEPTEMBER 30,    SEPTEMBER 30,      TO SEPTEMBER 30,
            2003            2002 (a)             2003              2002 (a)
------------------------------------------------------------------------------

           $9.16              $10.00            $9.16                $10.00
...............................................................................

            0.25                0.01             0.22                  0.01

            2.22               (0.85)            2.20                 (0.85)
...............................................................................
            2.47               (0.84)            2.42                 (0.84)
...............................................................................

              --               (0.04)              --                 (0.06)
              --                  --               --                    --
...............................................................................
           (0.04)                 --            (0.06)                   --
...............................................................................
          $11.59               $9.16           $11.52                 $9.16
...............................................................................
           26.98%              (8.40)%          26.47%                (8.40)%


         $14,822                 $92          $85,349               $18,135

            0.21%               0.01%            0.51%                 0.03%

            0.14%               0.01%            0.44%                 0.03%

            2.31%               0.11%            1.99%                 0.09%
          184.99%              25.09%          184.99%                25.09%
...............................................................................






                       Institutional Mutual Funds o Retail Class PROSPECTUS [41]

                                              ----------------------------------
                                                        RETIREMENT CLASS
                                              ----------------------------------
                                                                 FOR THE PERIOD
                                                              SEPTEMBER 4, 2002
                                                    FOR THE       (COMMENCEMENT
                                                 YEAR ENDED      OF OPERATIONS)
                                              SEPTEMBER 30,    TO SEPTEMBER 30,
                                                       2003            2002 (a)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                  $9.21              10.00
Gain (loss) from investment operations:
Net investment income (b)                                --                 --
Net realized and unrealized gain (loss)
  on total investments                                 3.76              (0.79)
.................................................................................
Total gain (loss) from investment operations           3.76              (0.79)
.................................................................................
Less distributions from:
Net investment income                                 (0.00)(c)             --
Net realized gains                                    (0.00)(c)             --
.................................................................................
  Total distributions                                    --                 --
.................................................................................
Net asset value, end of period                       $12.97              $9.21
.................................................................................
TOTAL RETURN                                          40.85%             (7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)          $25,519                $92
Ratio of expenses to average net assets
  before expense waiver and reimbursement              0.73%              0.03%
Ratio of expenses to average net assets
  after expense waiver and reimbursement               0.47%              0.03%
Ratio of net investment income to average
  net assets                                          (0.02)%             0.02%
Portfolio turnover rate                              162.02%             18.61%
.................................................................................

(a)  The percentages shown for this period are not annualized.

(b)  Based on average shares outstanding.

(c)  Amount represents less than $0.01 per share.

[42] PROSPECTUS Institutional Mutual Funds o Retail Class

          MID-CAP GROWTH FUND
------------------------------------------------------------------------------
          INSTITUTIONAL CLASS                      RETAIL CLASS
   ---------------------------------    --------------------------------------
                      FOR THE PERIOD                         FOR THE PERIOD
                   SEPTEMBER 4, 2002                      SEPTEMBER 4, 2002
         FOR THE       (COMMENCEMENT          FOR THE         (COMMENCEMENT
      YEAR ENDED      OF OPERATIONS)       YEAR ENDED        OF OPERATIONS)
   SEPTEMBER 30,    TO SEPTEMBER 30,    SEPTEMBER 30,      TO SEPTEMBER 30,
            2003            2002 (a)             2003              2002 (a)
------------------------------------------------------------------------------

           $9.21               10.00            $9.21                 10.00

            0.04                  --               --                    --

            3.77               (0.79)            3.77                 (0.79)
...............................................................................
            3.81               (0.79)            3.77                 (0.79)
...............................................................................

              --                  --            (0.00)(c)                --
           (0.00)(c)              --            (0.00)(c)                --
...............................................................................
              --                  --               --                    --
...............................................................................
          $13.02               $9.21           $12.98                 $9.21
...............................................................................
           41.37%              (7.90)%          40.96%                (7.90)%


          $1,887                 $92          $22,004                $9,025

            0.39%               0.01%            0.69%                 0.03%

            0.14%               0.01%            0.44%                 0.03%

            0.31%               0.04%            0.01%                 0.02%
          162.02%              18.61%          162.02%                18.61%
...............................................................................







                       Institutional Mutual Funds o Retail Class PROSPECTUS [43]

--------------------------------------------------------------------------------
                                                        RETIREMENT CLASS
                                              ---------------------------------
                                                                 FOR THE PERIOD
                                                              SEPTEMBER 4, 2002
                                                    FOR THE       (COMMENCEMENT
                                                 YEAR ENDED      OF OPERATIONS)
                                              SEPTEMBER 30,    TO SEPTEMBER 30,
                                                       2003            2002 (a)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                  $9.03             $10.00
Gain (loss) from investment operations:
Net investment income (b)                              0.18               0.01
Net realized and unrealized gain (loss)
  on total investments                                 2.80              (0.98)
Total gain (loss) from investment operations           2.98              (0.97)
.................................................................................
Less distributions from:
Net investment income                                 (0.06)                --
Net realized gains                                       --                 --
.................................................................................
  Total distributions                                 (0.06)                --
.................................................................................
Net asset value, end of period                       $11.95              $9.03
.................................................................................
TOTAL RETURN                                          33.27%             (9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)          $15,669                $90
Ratio of expenses to average net assets
  before expense waiver and reimbursement              0.65%              0.03%
Ratio of expenses to average net assets
  after expense waiver and reimbursement               0.47%              0.03%
Ratio of net investment income to average
  net assets                                           1.52%              0.12%
Portfolio turnover rate                              214.97%             15.01%
.................................................................................

(a)  The percentages shown for this period are not annualized.

(b)  Based on average shares outstanding.


[44] PROSPECTUS Institutional Mutual Funds o Retail Class

            MID-CAP VALUE FUND
--------------------------------------------------------------------------------
            INSTITUTIONAL CLASS                        RETAIL CLASS
     ---------------------------------    --------------------------------------
                        FOR THE PERIOD                         FOR THE PERIOD
                     SEPTEMBER 4, 2002                      SEPTEMBER 4, 2002
           FOR THE       (COMMENCEMENT          FOR THE         (COMMENCEMENT
        YEAR ENDED      OF OPERATIONS)       YEAR ENDED        OF OPERATIONS)
     SEPTEMBER 30,    TO SEPTEMBER 30,    SEPTEMBER 30,      TO SEPTEMBER 30,
              2003            2002 (a)             2003              2002 (a)
--------------------------------------------------------------------------------

             $9.03              $10.00            $9.03                $10.00

              0.22                0.01             0.19                  0.01

              2.81               (0.98)            2.80                 (0.98)
              3.03               (0.97)            2.99                 (0.97)
.................................................................................

             (0.04)                 --            (0.05)                   --
                --                  --               --                    --
.................................................................................
             (0.04)                 --            (0.05)                   --
.................................................................................
            $12.02               $9.03           $11.97                 $9.03
.................................................................................
             33.63%              (9.70)%          33.29%                (9.70)%


            $4,009                 $90           $9,476                $8,852

              0.32%               0.01%            0.62%                 0.03%

              0.14%               0.01%            0.44%                 0.03%

              2.05%               0.14%            1.83%                 0.11%
            214.97%              15.01%          214.97%                15.01%
.................................................................................


                       Institutional Mutual Funds o Retail Class PROSPECTUS [45]

--------------------------------------------------------------------------------
                                                       RETIREMENT CLASS
                                              ---------------------------------
                                                                 FOR THE PERIOD
                                                              SEPTEMBER 4, 2002
                                                    FOR THE       (COMMENCEMENT
                                                 YEAR ENDED      OF OPERATIONS)
                                              SEPTEMBER 30,    TO SEPTEMBER 30,
                                                       2003            2002 (a)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                  $9.27             $10.00
.................................................................................
Gain (loss) from investment operations:
Net investment income (b)                              0.11               0.01
Net realized and unrealized gain (loss)
  on total investments                                 3.28              (0.74)
.................................................................................
Total gain (loss) from investment operations           3.39              (0.73)
Less distributions from:
Net investment income                                 (0.04)                --
Net realized gains                                       --                 --
.................................................................................
  Total distributions                                 (0.04)                --
.................................................................................
Net asset value, end of period                       $12.62              $9.27
.................................................................................
TOTAL RETURN                                          36.65%             (7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)          $29,036                $93
Ratio of expenses to average net assets
  before expense waiver and reimbursement              0.95%              0.03%
Ratio of expenses to average net assets
  after expense waiver and reimbursement               0.47%              0.03%
Ratio of net investment income to average
  net assets                                           0.89%              0.15%
Portfolio turnover rate                              328.39%             14.52%
.................................................................................

(a)  The percentages shown for this period are not annualized.

(b)  Based on average shares outstanding.


[46] PROSPECTUS Institutional Mutual Funds o Retail Class

         SMALL-CAP EQUITY FUND
-------------------------------------------------------------------------------
          INSTITUTIONAL CLASS                        RETAIL CLASS
   ---------------------------------    ---------------------------------------
                      FOR THE PERIOD                         FOR THE PERIOD
                   SEPTEMBER 4, 2002                      SEPTEMBER 4, 2002
         FOR THE       (COMMENCEMENT          FOR THE         (COMMENCEMENT
      YEAR ENDED      OF OPERATIONS)       YEAR ENDED        OF OPERATIONS)
   SEPTEMBER 30,    TO SEPTEMBER 30,    SEPTEMBER 30,      TO SEPTEMBER 30,
            2003            2002 (a)             2003              2002 (a)
--------------------------------------------------------------------------------

           $9.27              $10.00            $9.27                $10.00
.................................................................................

            0.14                0.02             0.12                  0.02

            3.29               (0.75)            3.29                 (0.75)
.................................................................................
            3.43               (0.73)            3.41                 (0.73)

           (0.02)                 --            (0.04)                   --
              --                  --               --                    --
.................................................................................
           (0.02)                 --            (0.04)                   --
.................................................................................
          $12.68               $9.27           $12.64                 $9.27
.................................................................................
           37.12%              (7.30)%          36.90%                (7.30)%


         $18,702                 $93          $28,139               $18,351

            0.62%               0.01%            0.78%                 0.02%

            0.14%               0.01%            0.30%                 0.02%

            1.25%               0.17%            1.10%                 0.16%
          328.39%              14.52%          328.39%                14.52%
.................................................................................






                       Institutional Mutual Funds o Retail Class PROSPECTUS [47]

--------------------------------------------------------------------------------
                                                        RETIREMENT CLASS
                                              ---------------------------------
                                                                 FOR THE PERIOD
                                                              SEPTEMBER 4, 2002
                                                    FOR THE       (COMMENCEMENT
                                                 YEAR ENDED      OF OPERATIONS)
                                              SEPTEMBER 30,    TO SEPTEMBER 30,
                                                       2003            2002 (a)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                  $9.72             $10.00
.................................................................................
Gain (loss) from investment operations:
Net investment income (b)                              0.57               0.05
Net realized and unrealized gain (loss)
  on total investments                                 2.39              (0.31)
.................................................................................
Total gain (loss) from investment operations           2.96              (0.26)
Less distributions from:

Net investment income                                 (0.27)             (0.02)
Net realized gains                                    (0.01)                --
.................................................................................
  Total distributions                                 (0.28)             (0.02)
.................................................................................
Net asset value, end of period                       $12.40              $9.72
.................................................................................
TOTAL RETURN                                          30.92%             (2.58)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)          $14,207                $97
Ratio of expenses to average net assets
  before expense waiver and reimbursement              0.51%              0.03%
Ratio of expenses to average net assets
  after expense waiver and reimbursement               0.48%              0.03%
Ratio of net investment income to average
  net assets                                           4.81%              0.51%
Portfolio turnover rate                              317.14%             15.45%
.................................................................................

(a)  The percentages shown for this period are not annualized.

(b)  Based on average shares outstanding.


[48] PROSPECTUS Institutional Mutual Funds o Retail Class

     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
          INSTITUTIONAL CLASS                        RETAIL CLASS
   ---------------------------------    ----------------------------------------
                      FOR THE PERIOD                         FOR THE PERIOD
                   SEPTEMBER 4, 2002                      SEPTEMBER 4, 2002
         FOR THE       (COMMENCEMENT          FOR THE         (COMMENCEMENT
      YEAR ENDED      OF OPERATIONS)       YEAR ENDED        OF OPERATIONS)
   SEPTEMBER 30,    TO SEPTEMBER 30,    SEPTEMBER 30,      TO SEPTEMBER 30,
            2003            2002 (a)             2003              2002 (a)
--------------------------------------------------------------------------------

           $9.72              $10.00            $9.72                $10.00
.................................................................................

            0.59                0.05             0.52                  0.05

            2.37               (0.31)            2.39                 (0.31)
.................................................................................
            2.96               (0.26)            2.91                 (0.26)


           (0.35)              (0.02)           (0.40)                (0.02)
           (0.01)                 --            (0.01)                   --
.................................................................................
           (0.36)              (0.02)           (0.41)                (0.02)
.................................................................................
          $12.32               $9.72           $12.22                 $9.72
.................................................................................
           30.94%              (2.56)%          30.66%                (2.59)%


         $99,389                 $97          $52,603               $19,246

            0.18%               0.01%            0.47%                 0.03%

            0.15%               0.01%            0.45%                 0.03%

            5.27%               0.53%            4.80%                 0.50%
          317.14%              15.45%          317.14%                15.45%
.................................................................................






                       Institutional Mutual Funds o Retail Class PROSPECTUS [49]

                                                               INFLATION-LINKED BOND FUND
----------------------------------------------------------------------------------------------------------------
                                                 INSTITUTIONAL CLASS                     RETAIL CLASS
                                         ---------------------------------   -----------------------------------
                                                            FOR THE PERIOD                     FOR THE PERIOD
                                                         SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                               FOR THE       (COMMENCEMENT         FOR THE      (COMMENCEMENT
                                            YEAR ENDED   OF OPERATIONS) TO      YEAR ENDED  OF OPERATIONS) TO
                                         SEPTEMBER 30,       SEPTEMBER 30,   SEPTEMBER 30,      SEPTEMBER 30,
                                                  2003            2002 (a)            2003           2002 (a)
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period            $10.12              $10.00          $10.12             $10.00
................................................................................................................
Gain (loss) from investment operations:
Net investment income (b)                         0.37                0.02             0.4               0.02
Net realized and unrealized gain
  (loss) on total investments                     0.31                0.12            0.26               0.12
................................................................................................................
Total gain (loss) from investment
  operations                                      0.68                0.14            0.66               0.14
Less distributions from:
Net investment income                            (0.29)              (0.02)          (0.39)             (0.02)
Net realized gains                                  --                  --              --                 --
................................................................................................................
  Total distributions                            (0.29)              (0.02)          (0.39)             (0.02)
................................................................................................................
Net asset value, end of period                  $10.51              $10.12          $10.39             $10.12
................................................................................................................
TOTAL RETURN                                      6.82%               1.37%           6.64%              1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                              $223,138                $101         $20,193            $22,172
Ratio of expenses to average net
  assets before expense waiver
  and reimbursement                               0.15%               0.01%           0.31%              0.02%
Ratio of expenses to average net
  assets after expense waiver and
  reimbursement                                   0.14%               0.01%           0.30%              0.02%
Ratio of net investment income to
  average net assets                              3.56%               0.23%           3.93%              0.22%
Portfolio turnover rate                         209.51%               0.00%         209.51%              0.00%
................................................................................................................

(a)  The percentages shown for this period are not annualized.

(b)  Based on average shares outstanding.


[50] PROSPECTUS Institutional Mutual Funds o Retail Class

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional informa-tion about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

               RETAIL CLASS

BY TELEPHONE:  Call 800 223-1200

IN WRITING:    TIAA-CREF Institutional Mutual Funds-Retail Class
               c/o Boston Financial
               Data Services
               P.O. Box 8009
               Boston, MA 02266-8009

OVER THE
INTERNET:      www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC's Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

               RETAIL CLASS

BY TELEPHONE:  Call 800 223-1200

IN WRITING:    TIAA-CREF Institutional Mutual Funds-Retail Class
               c/o Boston Financial
               Data Services
               P.O. Box 8009
               Boston, MA 02266-8009

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, social security numbers and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

                                                                        811-9301
Printed on recycled paper                                           A10854-02/04